Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 220,909,000.00
Previously Paid Amount	0.00
Total Fee Amount	30,507.53
Total Offset Amount	0.00
Net Fee	$ 30,507.53
Final Prospectus	false